Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT AND
COLLATERAL AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND COLLATERAL AGREEMENT (this “First Amendment”), dated as of April 11, 2017, is entered into by and among OMNICELL, INC., a Delaware corporation (the “Borrower”), each Subsidiary Guarantor (as defined in the Credit Agreement (as defined below)) party hereto; each Lender (as defined in the Credit Agreement) party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS
WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of January 5, 2016 (as amended through the date hereof, the “Credit Agreement”), with the Lenders from time to time party thereto and the Administrative Agent;
WHEREAS, the Borrower and the Subsidiary Guarantors have entered into the Collateral Agreement with the Administrative Agent;
WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and the Collateral Agreement as more fully described herein;
WHEREAS, the Required Lenders have consented and agreed to the Borrower’s requested amendments subject to the terms and conditions set forth in this First Amendment, as evidenced by the signatures of the Lenders party hereto; and
WHEREAS, by executing this First Amendment, the Borrower and each Subsidiary Guarantor reaffirms, after giving effect to each of the requested amendments, its obligations under each of the Guaranty Agreement, the Collateral Agreement and each other Loan Document (in each case as amended by this First Amendment).
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
SECTION 1.AMENDMENTS / WAIVERS.
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order:
““Aesynt Lease” means that certain Lease, dated as of December 21, 2001 (as amended, restated or otherwise modified from time to time), between McKnight Cranberry III, L.P. and Aesynt Incorporated.”

““First Amendment” means the First Amendment to Credit Agreement, dated as of April 10, 2017, among the Borrower, the Subsidiary Guarantors party thereto, the Administrative Agent, and the Lenders party thereto.”

““First Amendment Effective Date” has the meaning assigned thereto in the First Amendment.”

(b)     Section 9.3(k) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(k)    (i) Guaranty Obligations not prohibited by Section 9.1 in respect of (A) Indebtedness of Credit Parties and (B) other obligations of Credit Parties not prohibited by this Agreement, (ii) Guaranty Obligations not prohibited by Section 9.1 in respect of (A) Indebtedness of Non-Guarantor Subsidiaries and (B) other obligations of Non-Guarantor Subsidiaries not prohibited by this Agreement (other than obligations of the type described in clause (iii) below and obligations with respect to the Aesynt Lease); provided that Guaranty Obligations incurred after the Closing Date by Credit Parties in respect of obligations of Non-Guarantor Subsidiaries pursuant to this Section 9.3(k)(ii) shall not exceed in the aggregate at the time any such Guaranty Obligation is incurred, an amount equal to, at any time outstanding, $15,000,000, (iii) Guaranty Obligations of Credit Parties not prohibited by Section 9.1 in respect of obligations of Non-Guarantor Subsidiaries under Secured Cash Management Agreements and Secured Hedge Agreements in an aggregate amount not to exceed $15,000,000 at any time, and (iv) Guaranty Obligations not prohibited by Section 9.1 in respect of the Aesynt Lease;”

(c)    Section 9.3(t) of the Credit Agreement is hereby amended by deleting the reference therein to “$10,000,000” and replacing it with “$20,000,000”.
(d)    Section 9.13 of the Credit Agreement is hereby amended by deleting the reference therein to “$35,000,000” and replacing it with “$45,000,000”.
(e)    Section 7(a) of the Collateral Agreement is hereby amended and restated in its entirety as follows:
“(a)    not permit any of the Inventory or Equipment (other than Permitted Off-Site Inventory and Equipment) to be kept at a location other than those listed on Schedule 2B to the Perfection Certificate, which may be updated from time to time by delivery of a written notice to the Administrative Agent;”

SECTION 2.REPRESENTATIONS AND WARRANTIES; NO EVENTS OF DEFAULT.
The Borrower and each Subsidiary Guarantor party hereto represents and warrants that, as of the First Amendment Effective Date:

(a)    the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty is true and correct in all respects, on and as of the First Amendment Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects as of such earlier date); and

(b)    no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date, or will occur as a result of giving effect to the amendments contemplated by this First Amendment.

SECTION 3.REAFFIRMATION OF GUARANTEES AND SECURITY INTERESTS.
(a)The Borrower and each Subsidiary Guarantor party hereto hereby consents to the terms and conditions of this First Amendment.
(b)The Borrower and each Subsidiary Guarantor party hereto hereby: (i) reaffirms and confirms, immediately before and after giving effect to the amendments to the Loan Documents contemplated herein, its guarantees, pledges, grants (including, but not limited to, its grant of a security interest in the Collateral in favor of the Administrative Agent for the ratable benefit of the Secured Parties) and other undertakings under the Loan Documents to which it is a party; and (ii) agrees that: (A) each Loan Document to which it is a party shall, immediately after giving effect to the amendments to the Loan Documents contemplated herein, continue to be in full force and effect; and (B) all guarantees, pledges, grants (including, but not limited to, its grant of a security interest in the Collateral in favor of the Administrative Agent for the ratable benefit of the Secured Parties) and other undertakings thereunder shall, immediately after giving effect to the amendments to the Loan Documents contemplated herein, continue to be in full force and effect and shall accrue to the benefit of the Secured Parties.
SECTION 4.CONDITIONS TO EFFECTIVENESS.
Notwithstanding any provision herein to the contrary, this First Amendment, and the consents and approvals contained herein, shall be effective (such date, the “First Amendment Effective Date”) only if and when each of the following conditions is satisfied:
4.1    this First Amendment is signed by, and counterparts hereof are delivered to the Administrative Agent (by hand delivery, mail or telecopy) by, each Credit Party and the Required Lenders;

4.2    each of the representations and warranties contained in Section 2 of this First Amendment are true and correct on and as of the First Amendment Effective Date; and
4.3    the Borrower shall have paid all fees and expenses of the Administrative Agent in connection with this First Amendment to the extent required by Section 12.3 of the Credit Agreement.
SECTION 5.AUTHORIZATION TO MODIFY AND EXECUTE LOAN DOCUMENTS.
This First Amendment, when executed, shall be construed as an amendment and a supplement to the Credit Agreement and the Collateral Agreement and shall form a part of the Credit Agreement and the Collateral Agreement, as applicable. The undersigned Lenders, constituting the Required Lenders, hereby: (a) authorize and direct the Administrative Agent to execute this First Amendment; (b) consent to the transactions contemplated by this First Amendment; and (c) authorize and direct the Administrative Agent to take any and all actions and execute such documents as shall be required to give effect to or otherwise implement this First Amendment.

SECTION 6.MISCELLANEOUS
6.1.No Waiver; Continuing Effect of Loan Documents. Except as specifically modified pursuant to the terms of this First Amendment: (a) the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect; and (b) nothing herein: (i) shall constitute a waiver, amendment or modification of any other provision of the Credit Agreement or any other Loan Document; or (ii) shall be construed as a waiver or consent to any further or future action on the part of the Borrower or any Subsidiary Guarantor. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or under any other Loan Document. This First Amendment is a Loan Document under and as defined in the Credit Agreement.
6.2.Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this First Amendment.
6.3.Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.
6.4.Governing Law. This First Amendment, and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Amendment and the transactions contemplated hereby and thereby, shall be governed by, and construed in accordance with, the law of the State of New York.

[Signature pages follow]

[Signature Page to First Amendment to Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
OMNICELL, INC.,
a Delaware corporation,
as the Borrower

By: ______/s/ Peter Kuipers_________
Name: ______Peter Kuipers_________
Title: _______CFO________________

MEDPAK HOLDINGS, INC.,
a Delaware corporation,
as a Subsidiary Guarantor

By:    ______/s/ Rob Seim____________
Name: ______Rob Seim____________
Title: _______President_____________

MTS MEDICATION TECHNOLOGIES, INC.,
a Delaware corporation,
as a Subsidiary Guarantor

By:    ______/s/ Peter Kuipers_________
Name: ______Peter Kuipers_________
Title: _______CFO________________

MTS PACKAGING SYSTEMS, INC.,
a Florida corporation,
as a Subsidiary Guarantor

By:    ______/s/ Peter Kuipers_________
Name: ______Peter Kuipers_________
Title: _______CFO________________

[Signature Page to First Amendment to Credit Agreement, continued]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent and a Lender

By: _____________/s/ Teddy Koch_________
Name: _____________Teddy Koch_________
Title: ______________Director____________

JPMorgan Chase Bank, N.A.,
as a Lender

By: __________/s/ Marshall Trenckmann_____
Name: __________Marshall Trenckmann_____
Title: ___________Executive Director________

HSBC BANK USA, N.A.,
as a Lender

By: ___________/s/ Tyler J. Mei__________
Name: ___________Tyler J. Mei__________
Title: ____________VP, Global Relationship Manager___

Comerica Bank,
as a Lender

By: _____________/s/ Mark C. Skrzynski, Jr._____
Name: _____________Mark C. Skrzynski, Jr._____
Title: ______________Vice President____________

Fifth Third Bank,
as a Lender

By: _____________/s/ Thomas Avery____________
Name: _____________Thomas Avery____________
Title: ______________Vice President____________

[Signature Page to First Amendment to Credit Agreement, continued]

Bank of the West,
as a Lender

By: _____________/s/ Terry Switz_______________    _
Name: _____________Terry Switz_______________    _
Title: ______________Director___________________

COMPASS BANK,
as a Lender

By: _____________/s/ Joseph W. Nimmons_________
Name: _____________Joseph W. Nimmons_________
Title: ______________Relationship Manager________

MUFG Union Bank, N.A,
as a Lender

By: _____________/s/ Teuta Ghilaga______________
Name: _____________Teuta Ghilaga______________
Title: ______________Director___________________

SUNTRUST BANK,
as a Lender

By: _____________/s/ Min Park__________________
Name: _____________Min Park__________________
Title: ______________Vice President______________

Citizens Bank, N.A.,
as a Lender

By: _____________/s/ Prasanna Manyem___________
Name: _____________Prasanna Manyem___________
Title: ______________Vice President______________